UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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      14a-6(e)(2))
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|_|   Soliciting Material Under Rule 14a-12

                              Alfacell Corporation
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 31, 2007

To Our Stockholders:

      We are pleased to notify you that the annual meeting of stockholders (the "Annual Meeting") of Alfacell Corporation, a Delaware corporation ("Alfacell" or the "Company"), will be held at the Liberty International Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 on Wednesday, January 31, 2007 at 2:00 p.m. local time, for the following purposes as more fully described in the accompanying Proxy Statement:

      1. To elect seven directors, each for a term of one year, to hold office until the fiscal 2007 Annual Meeting of Stockholders and until their successors are elected and qualified (Proposal No.1);

      2. To ratify the appointment of J.H. Cohn LLP, independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending July 31, 2007 (Proposal No. 2); and

      3. To transact such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      Only stockholders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the close of business on December 4, 2006 are entitled to vote at the Annual Meeting or at any postponement or adjournment thereof.

      WE HOPE THAT AS MANY STOCKHOLDERS AS POSSIBLE WILL PERSONALLY ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING.

                                By Order of the Board of Directors,


                               /s/ Kuslima Shogen
                               ------------------
                               Kuslima Shogen
                               Chief Executive Officer and Chairman of the Board

December 22, 2006

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS...................3

ABOUT THE MEETING..............................................................3

   What is the purpose of the Annual Meeting?..................................3

   Who is entitled to vote?....................................................3

   Who can attend the meeting?.................................................3

   What constitutes a quorum?..................................................3

   How do I vote?..............................................................4

   Can I vote by telephone or electronically?..................................4

   Can I change my vote after I return my proxy card?..........................4

   What are the Board's recommendations?.......................................4

   What vote is required to approve each item?.................................4

STOCK OWNERSHIP................................................................5

   Who are the largest owners of Alfacell's stock?.............................5

   How much stock do Alfacell's directors and executive officers own?..........6

   Section 16(a) beneficial ownership reporting compliance.....................7

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS........................................7

   Director nomination process.................................................7

   Nominees standing for election to the Board.................................9

   Business experience of nominees to the Board................................9

   Family relationships.......................................................11

   Board recommendation and stockholder vote required.........................11

   How often did the Board meet during 2006?..................................11

   Which directors are "independent"?.........................................11

   How are directors compensated?.............................................11

DIRECTORS' STOCK OPTIONS......................................................12

BOARD COMMITTEE MEMBERSHIP....................................................12

   What committees has the Board established?.................................12

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.......................14

COMMUNICATIONS WITH DIRECTORS.................................................15

PRINCIPAL ACCOUNTANT FEES AND SERVICES........................................15

IDENTIFICATION OF EXECUTIVE OFFICERS..........................................16

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS.....................................16

SUMMARY COMPENSATION TABLE....................................................16

OPTION GRANTS IN LAST FISCAL YEAR.............................................17

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION VALUES.................................................................17

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................18

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS................18

   Chief Executive Officer's Compensation.....................................18

STOCKHOLDER RETURN PERFORMANCE GRAPH..........................................19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................19

PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM...............................................................20

   Board recommendation and stockholder vote required.........................20

CODE OF ETHICS................................................................20

ANNUAL REPORT.................................................................21

STOCKHOLDERS' PROPOSALS.......................................................21

GENERAL.......................................................................21

OTHER MATTERS.................................................................21

APPENDIX A....................................................................22

ALFACELL CORPORATION PROXY....................................................26

                              Alfacell Corporation
                              225 Belleville Avenue
                          Bloomfield, New Jersey 07003

                    ----------------------------------------

                          PROXY STATEMENT AND NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

      Alfacell Corporation ("Alfacell" or the "Company") is furnishing this Proxy Statement and the enclosed proxy card in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, January 31, 2007, beginning at 2:00 p.m., at the Liberty International Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 and at any postponements or adjournments thereof. The approximate date of mailing for this Proxy Statement and proxy card as well as a copy of Alfacell's 2006 Annual Report is December 22, 2006.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

      At Alfacell's Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

      o     the election of directors;

      o the ratification of our independent registered public accounting firm.

      In addition, management will report on our performance during 2006 and respond to questions from stockholders.

Who is entitled to vote?

      Only stockholders of record of the Company's Common Stock at the close of business on the record date, December 4, 2006, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of the Company's Common Stock entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

Who can attend the meeting?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the record date, will constitute a quorum, permitting the meeting to conduct its business. As of December 4, 2006, the record date, approximately 44,508,401 shares of Alfacell's Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

      No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Alfacell's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and request that the previously granted proxy be revoked, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      o     FOR election of the nominated slate of directors (see page 11);

      o FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm (see page 20);

      Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

      Election of directors. The affirmative vote of a plurality of the votes cast at the meeting, represented in person or by proxy and entitled to vote, is required for the election of directors.

      Other proposals. For each other proposal, the affirmative vote of the holders of at least a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      Votes cast "FOR" a proposal constitute affirmative votes. A properly executed proxy card marked "WITHHOLD" or "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, a "WITHHOLD" or "ABSTAIN" will have the effect of a negative vote.

      Broker non-votes. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of shares present at the Annual Meeting and entitled to vote on such proposal for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker non-votes are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes cast "AGAINST" such proposals.

                                 STOCK OWNERSHIP

Who are the largest owners of Alfacell's stock?

      The following table sets forth certain information as of October 31, 2006 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock.

                 Security Ownership of Certain Beneficial Owners

Name and address of beneficial                Amount and Nature of Beneficial      Percent of shares
owner or identity of group                                Ownership                  outstanding(1)
----------------------------------------      -------------------------------      -----------------
McCash Family Limited Partnership                       9,148,652 (2)                    18.0%
N3820 S. Grand Oak Drive
Iron Mountain, MI 49801

McCash, James O., and Trust                             2,998,820 (3)                     6.7%
N3820 S. Grand Oak Drive
Iron Mountain, MI 49801

The Knoll Group(4)                                      2,725,002 (5)                     6.1%
200 Park Avenue, Suite 3900
New York, NY 10166

----------
(1) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of the date of the calculation by (ii) the sum of (A) the number of shares of Common Stock outstanding as of the date of the calculation, plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of the date of the calculation or which will become exercisable within 60 days after the date of the calculation.

(2) Includes 6,427,090 shares subject to warrants which are currently exercisable or which will become exercisable within 60 days of October 31, 2006. This information concerning the stock ownership of the McCash Family Limited Partnership was obtained from the Schedule 13D/A filed with the Securities and Exchange Commission on May 5, 2005 and other information known to the Company.

(3) Includes 120,000 shares subject to warrants which will become exercisable within 60 days of October 31, 2006. This information concerning the stock ownership of the McCash, James O., and Trust was obtained from the
      Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2006 and other information known to the Company.

(4) Pursuant to Section 13(d)(3) of the Exchange Act and for purposes of this table, Knoll Capital Management LP, Fred Knoll and Europa International, Inc. are deemed to be a "group" and therefore are collectively referred to as The Knoll Group.

(5) Does not include 1,613,572 shares issuable upon exercise of outstanding warrants because as of October 31, 2006 such warrants were not exercisable and will not become exercisable within 60 days after October 31, 2006.
      This information concerning the stock ownership of Knoll Capital Management was obtained from the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2006 and other information known to the Company.

How much stock do Alfacell's directors and executive officers own?

      The table below shows the amount of Alfacell Common Stock beneficially owned (unless otherwise indicated) by Alfacell's directors and executive officers individually, and Alfacell's directors and executive officers as a group. All information is as of October 31, 2006.

                        Security Ownership of Management

                                                                                Amount and
                                                                                 Nature of      Percent of
Name and address of beneficial                                                  Beneficial        shares
owner or identity of group(1)                         Position                 Ownership(2)    outstanding(3)
-------------------------------------       -----------------------------      ------------    --------------
Kuslima Shogen                              Chief Executive Officer,           1,368,778(4)          3.0%
                                            Chairman of the Board

John P. Brancaccio                          Director                              57,750(5)            *

Stephen K. Carter, M.D.                     Director                             165,000(6)            *

Donald R. Conklin                           Director                             480,500(7)          1.1%

James J. Loughlin                           Director                              63,750(8)            *

Robert D. Love(9)                           Chief Financial Officer              145,000(9)            *

David Sidransky, M.D.                       Director, Chairman of the            123,750(10)           *
                                            Scientific Advisory Board

Paul M. Weiss, Ph.D.                        Director                             113,305(11)           *

All executive officers and directors as a                                      2,517,833(12)         5.5%
group (9 persons)

----------
*     Represents less than 1% of Alfacell's outstanding Common Stock.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all executive officers and directors is c/o Alfacell Corporation, 225 Belleville Avenue, Bloomfield, New Jersey, 07003.

(2) All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(1) under the Exchange Act, and the beneficial owner has sole voting and investment power, subject to community property law where applicable.

(3) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of October 31, 2006 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 31, 2006 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of October 31, 2006 or which will become exercisable within 60 days after October 31, 2006.

(4) Includes 825,333 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(5) Includes 53,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(6) Includes 150,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(7) Includes 95,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(8) Includes 53,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(9) Includes 125,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006. Mr. Love will retire as the Company's Chief Financial Officer on December 31, 2006.

(10) Includes 78,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(11) Includes 92,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after October 31, 2006.

(12) Includes all shares owned beneficially by the directors and the executive officers named in the table.


Section 16(a) beneficial ownership reporting compliance

      Based upon a review of filings with the Securities and Exchange Commission and written representations of certain reporting persons that no other reports were required, we believe that during fiscal year 2006 all of our directors, executive officers and beneficial owners of more than 10% of any class of equity securities complied on a timely basis with the reporting requirements of Section 16(a) of the Securities Exchange Act.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

      Under Alfacell's By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Director nomination process

      Prior to November 7, 2006, the Board of Directors (the "Board") did not have a standing nominating committee or nominating committee charter. Nominees for the fiscal year 2006 annual meeting were recommended for the Board's selection by at least a majority of our directors meeting the criteria for independence as required by the Nasdaq Stock Market. Previously, the Company had believed it was appropriate not to have a standing nominating committee because we felt that obtaining an input from all the Independent Directors in connection with the nominations enhanced the nomination process. However, on November 7, 2006, the Board determined that it was in the best interests of the Company to form a Nominating Committee, initially comprised of John Brancaccio and James Loughlin. Such Nominating Committee has not yet participated in the nomination of directors, and has not yet adopted a charter.

      CRITERIA FOR BOARD MEMBERSHIP. The Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. In evaluating a candidate for nomination as a director of the Company, the Nominating Committee will consider criteria including business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. The Board will consider these criteria for nominees identified by the Nominating Committee, by stockholders, or through some other source.

      These general criteria are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

      STOCKHOLDER  NOMINEES.  The Nominating  Committee will consider  qualified candidates for possible nomination that are submitted by the Company's stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Board c/o Chief Executive Officer at 225 Belleville Avenue, Bloomfield, New Jersey 07003 within the timeframe described under the caption, "Stockholder Proposals" below.

      o     Name, age and contact information of the candidate;

      o     A brief biographical sketch and resume;

      o Written consent evidencing the candidate's willingness to be named in the proxy and to serve as a director if elected;

      o A description of all arrangements or understandings between the stockholder and the candidate and any other person relating to the candidate;

      o A signed statement as to the submitting stockholder's current status as a stockholder and the number of shares currently held; and

      o All other information about the candidate that would be required to be included in the proxy statement soliciting proxies for the election of directors under the rules promulgated under the Exchange Act.

      PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES. The Nominating Committee believes Alfacell is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will recommend to the Board that they renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. The Nominating Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating Committee will determine which nominee(s) to recommend to the Board for inclusion as the slate of candidates that the Board recommends for election at each annual meeting of the Company's stockholders.

      The Board uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Nominees standing for election to the Board

         Name                   Age     Director Since (1)            Current Position With Company
-------------------------     -------   ------------------   -----------------------------------------------------
Kuslima Shogen                  61            1981           Chief Executive Officer, Chairman of the Board

John P. Brancaccio              58            2004           Director

Stephen K. Carter, M.D.         68            1997           Director

Donald R. Conklin               70            1997           Director

James J. Loughlin               63            2004           Director

David Sidransky, M.D.           47            2004           Director, Chairman of the Scientific Advisory Board

Paul M. Weiss, Ph.D.            48            2003           Director

(1) The current term of each director expires on the Annual Meeting for fiscal year 2006 to be held on January 31, 2007.

Business experience of nominees to the Board

      The nominees have provided the following information about their principal occupation, business experience and other matters.

      Kuslima Shogen has served as our Chief Executive Officer since September 1986, as Chairman of the Board since August 1996 and as a Director since our inception. She also served as our Acting Chief Financial Officer from June 23,
1999 until March 2004, as our Chief Financial Officer from September 1986 through July 1994 and as our President from September 1986 through July 1996. Ms. Shogen formed the company in 1981 to pursue research that she had initiated while a biology student in the University Honors Program at Fairleigh Dickenson University. Prior to our founding, from 1976 to 1981 she was founder and president of a biomedical research consortium specializing in Good Laboratory Practices and animal toxicology. During that time, she also served as a consultant for the Lever Brothers Research Group. Ms. Shogen has received numerous awards for achievements in biology, including the Sigma Xi first prize from the Scientific Research Society of North America in 1974 and first prize for the most outstanding research paper in biology at the Eastern College Science Conferences competitions in 1972, 1973, and 1974. She also received the first-ever Pioneer Award from the Mesothelioma Applied Research Foundation in October 2005 and in August 2005, was named to the inaugural PharmaVOICE 100 list of Most Inspiring People in the healthcare industry and was one of only 27 CEO's recognized. She earned a B.S. degree in 1974, M.S. in 1976 and also completed graduate studies in 1978 in embryology from Fairleigh Dickenson University. In April 1998, Ms. Shogen received the Pinnacle Award from FDU, the highest honor the University bestows on its graduates. She is a Phi Beta Kappa graduate.

      John P. Brancaccio joined the Board of Directors in January 2004. Mr. Brancaccio has been the chief financial officer of Accelerated Technologies, Inc., an incubator for venture backed medical device companies. He also serves on the boards of Callisto Pharmaceuticals, Inc., Xenomics, Inc. and FermaVir
Pharmaceuticals, Inc. all of which are publicly traded biopharmaceutical companies where he is chairman of their respective Audit Committees. He was the secretary and treasurer of Memory Pharmaceuticals Corporation from December 2003 to March 2004 after serving in the capacity of their acting chief financial officer from May 2002 to December 2003. Prior to Memory Pharmaceuticals, Mr. Brancaccio held the positions of chief financial officer and chief operating officer of Eline Group, a publicly traded entertainment and media company, where he oversaw the roll up of several related companies into the group and completed private equity financing placements. Prior to joining Eline Group, he held a number of senior executive positions in public and private companies including Atlantic Pharmaceuticals, Zambon Corporation, Deven International and Health
Learning Systems. During his tenure with these companies he participated in initial public offerings and the negotiating of licensing and development agreements within both the pharmaceutical and biotechnology industries. He is a retired Certified Public Accountant and a graduate of Seton Hall University.

      Stephen K. Carter, M.D. joined the Board of Directors in May 1997. In addition, Dr. Carter serves as a senior clinical consultant to Sugen, Inc. From 1995 through 1997, he served as Senior Vice President of Research and Development for Boehringer-Ingelheim Pharmaceuticals. Before this, Dr. Carter spent over 13 years with Bristol-Myers Squibb, an international leader in the development of innovative anti-cancer and anti-viral therapies. He held a variety of senior executive research and development positions while at Bristol-Myers, including serving for five years as Senior Vice President of worldwide clinical research and development of its Pharmaceutical Research
Institute. From 1976 to 1982, he established and directed the Northern California Cancer Program. Prior to this, he held a number of positions during a nine-year tenure at the National Cancer Institute, including the position of Deputy Director at the National Institutes of Health. He has also been a member of the faculties of the medical schools of Stanford University, the University of California at San Francisco and New York University. Dr. Carter has published extensively on the development of anti-cancer drugs, was the co-founding editor of journals devoted to cancer therapeutics or immunology, and has served on the editorial boards of a number of additional journals dedicated to cancer treatment. He is a member of the American Society of Clinical Oncology, the American Association for Cancer Research, and the Society of Surgical Oncology, as well as several other medical societies. Dr. Carter earned his B.A. from Columbia University and his M.D. from New York Medical College. He currently serves on the Boards of Directors of Callisto Pharmaceuticals, Inc., Cytogen Corporation, Celator Pharmaceuticals, Inc., Vion Pharmaceuticals, Emisphere Technologies, Inc. and Tapestry Pharmaceuticals, Inc.

      Donald R. Conklin joined the Board of Directors in May 1997. Prior to his retirement in May 1997, Mr. Conklin was a senior executive with Schering-Plough, a major worldwide pharmaceutical firm. During his more than 35 years with Schering-Plough, he held a variety of key management positions within the firm. From 1986 to 1994, he served as President of Schering-Plough Pharmaceuticals and Executive Vice-President of Schering-Plough Corporation. In this position, he was responsible for worldwide pharmaceutical operations, including the launch of INTRON A(R) (interferon alfa-2b). Prior to this, Mr. Conklin had served as President of Schering USA and had held a variety of executive marketing positions in the United States, Europe, and Latin America. Immediately preceding his retirement, he was Chairman of Schering-Plough Health Care Products and an Executive Vice President of Schering-Plough Corporation. Mr. Conklin received his B.A. with highest honors from Williams College and his M.B.A. degree from the Rutgers University School of Business. He currently serves on the Board of Directors of Ventiv Health, Inc. and Vertex Pharmaceuticals, Inc.

      James J. Loughlin joined the Board of Directors in January 2004. Mr. Loughlin retired as a partner with KPMG LLP ("KPMG") in September 2003, where he was responsible for the Pharmaceuticals Practice, Life Sciences and Chemicals division. During his career, Mr. Loughlin served in various executive positions throughout KPMG, including Managing Partner of the firm's Milwaukee, Wisconsin office, Partner-in-Charge of Human Resources for the United States in the firm's National Executive Office in New York, and Partner-in-Charge of Audit Practice in the firm's Short Hills, New Jersey office. Mr. Loughlin was also elected to and served on the firm's Board of Directors from 1995 until 2000. Mr. Loughlin has gained extensive experience serving multinational pharmaceutical manufacturing and distribution companies. Mr. Loughlin is a Certified Public Accountant. He received his B.S. in accounting from St. Peter's College. He currently serves on the Board of Directors of Datascope Corporation.

      David Sidransky, M.D., joined our Board of Directors May 2004 and serves as Chairman of our Scientific Advisory Board. Dr. Sidransky is a founder of several private biotechnology companies and has served on numerous scientific advisory boards of many private and public companies, including Medimmune, Telik, Roche and Amgen. He was formerly on the board of scientific counselors at the NIDCR and a member of the Recombinant DNA advisory committee at the National Institute of Health NIH (RAC). He currently serves on the Board of Directors of ImClone Systems, Zila, Inc. and Xenomics, Inc. Dr. Sidransky is on numerous editorial boards and has served as senior editor of several cancer related journals. Currently, Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. In addition, he is Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at John Hopkins University and Hospital. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. He has over 300 peer-reviewed publications, and has contributed more than 50 cancer reviews and chapters and also has numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International prize from the German Society of

Clinical Chemistry, 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda Rosenthal Award by the American Association of Cancer Research.

      Paul Weiss, Ph.D., joined our Board of Directors in February 2003. Dr. Weiss is President of the Gala Biotech business unit of Cardinal Health. He had served as a director on Gala's Board from 1998 to 2001, when he joined the management team as Senior Vice President of Business Development. He later became President of Gala and has remained so since the acquisition of Gala by Cardinal Health in 2003. Prior to joining Gala Design, Dr. Weiss was Vice President of Technology and Product Licensing at 3-Dimensional Pharmaceuticals
(3DP) from 1998 to 2001, which went public in 2001 and was later acquired by J&J. Prior to joining 3DP, Dr. Weiss was Director of Licensing for Wyeth Pharmaceuticals. Dr. Weiss holds a Ph.D. in Biochemistry and an MBA from the University of Wisconsin-Madison and a B.Sc. in Biochemistry from Carleton University Institute of Biochemistry in Ottawa, Ontario.

Family relationships

      There are no family relationships among any of the Company's directors or executive officers.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes represented in person or by proxy and entitled to vote, cast at the meeting is required for the election of directors.

How often did the Board meet during 2006?

      The Board of Directors met eight times during the 2006 fiscal year. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Which directors are "independent"?

      The Board of Directors has determined that the following directors are "independent" under the current Nasdaq rules: John P. Brancaccio, Stephen K. Carter, M.D., Donald R. Conklin, James J. Loughlin and Paul M. Weiss, Ph.D.

How are directors compensated?

      Each member of the Board who is not an employee of Alfacell receives $10,000 per annum in consideration of the member's serving on the Board, payable in four equal quarterly installments. Each Board member who was not an employee of Alfacell also received $1,000 for each Board meeting attended in person, $500 for each Board meeting attended telephonically and reimbursement for travel and related expenses incurred in connection with attendance at meetings. Under our director compensation policies, directors who also serve as executive officers do not receive compensation for their service on our board of directors.

      In May 1997 and in December 1997, the Board of Directors and the stockholders, respectively, approved our 1997 Stock Option Plan, which, among other things, provides for automatic grants of options under a formula to non-employee directors which are independent directors for purposes of this plan on an annual basis. The formula provides that (i) on each December 31st each independent director automatically receives an option to purchase 15,000 shares of our Common Stock, or the regular grant; and (ii) on the date of each independent director's initial election to the Board of Directors, the newly elected independent director automatically receives an option to purchase the independent director's pro rata share of the regular grant which equals the product of 1,250 multiplied by the number of whole months remaining in the calendar year, or the pro rata grant. Each option granted pursuant to a regular grant and a pro rata grant vests and becomes exercisable on December 30th following the date of grant. An option will not become exercisable as to any shares unless the independent director has served continuously on the Board during the year preceding the date on which such options are scheduled to vest and become exercisable, or from the date the independent director joined the Board until the date on which the options are scheduled to vest and become exercisable. However, if an independent director does not fulfill such continuous service requirement due to the independent director's death or disability all options held by the independent director nonetheless vest and become exercisable as described herein. An option granted pursuant to the formula remains exercisable for a period of five years after the date the option first becomes exercisable. The per share exercise price of an option granted under the formula is equal to the closing price of our Common Stock on the date of grant.

      In addition to the regular option grants awarded to each of the independent or non-employee directors of the Company during the fiscal year ended July 31, 2006, the non-employee directors were awarded a discretionary grant pursuant to the 1997 Stock Option Plan. Pursuant to the discretionary grants, each non-employee director was granted an option to purchase 5,000 shares of our Common Stock. The exercise price and vesting schedules for the regular and discretionary grants are set forth in the table titled "Directors' Stock Options" below.

                            DIRECTORS' STOCK OPTIONS

      During the fiscal year ended July 31, 2006, the following independent or non-employee directors were granted options under Alfacell's 1997 Stock Option Plan as set forth above.

Name                               Number of Options(1)        Exercise Price
-----------------------------      --------------------        --------------

John P. Brancaccio                        20,000                   $1.89

Stephen K. Carter, M.D.                   20,000                   $1.89

Donald R. Conklin                         20,000                   $1.89

James J. Loughlin                         20,000                   $1.89

David Sidransky, M.D.                     20,000                   $1.89

Paul M. Weiss, Ph.D.                      20,000                   $1.89

----------
(1) All the options listed here were granted on December 31, 2005, vest on December 30, 2006 and expire on December 30, 2011.

                           BOARD COMMITTEE MEMBERSHIP

What committees has the Board established?

      The Board of Directors has standing Compensation, Nominating and Audit Committees. The current membership of the standing committees is set forth in the following table.

                                  Compensation     Nominating         Audit
      Name                          Committee       Committee       Committee
      --------------------        ------------     ----------       ---------

      John P. Brancaccio              **               *                *

      Donald R. Conklin                *

      James J. Loughlin                                 *              **

      Paul M. Weiss, Ph.D.             *                                *

      ----------
      *     Member

      **    Chair

      Compensation Committee. All of the members of Alfacell's Compensation Committee are considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. In fiscal year 2006, the Compensation Committee met twice.

The Compensation Committee's primary functions are to:

      o Approve executive compensation, including the corporate goals and objectives to be used in evaluating the performance of the CEO and determining the CEO's compensation;

      o     Approve salary ranges and bonus plans for non-executive officers;

      o Administering stock plans and benefit programs and approve any amendments to existing plans;

      o     Recommend director compensation; and

      o     Review the compensation policy for all of Alfacell's employees.

      Nominating Committee. All of the members of Alfacell's Nominating Committee are considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Nominating Committee was formed by the Board on November 7, 2006 for the purpose of considering future nominees to the Board. The Nominating Committee has not yet appointed a Chair. In fiscal year 2006, the Nominating Committee did not meet because the Committee had not yet been formed. The Nominating Committee has not yet adopted a charter, but intends to do so imminently.

      Audit Committee. All of the members of Alfacell's Audit Committee are considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards and Section 10A(m)(3) of the Exchange Act. Alfacell's Board of Directors has determined that Mr. Loughlin and Mr. Brancaccio qualify as "audit committee financial experts" as defined by Item 401(h) of Regulation S-K. In fiscal year 2006, the Audit Committee met four times.

      On November 9, 2003, the Board of Directors adopted Alfacell Corporation's Audit Committee Charter. A copy of the Audit Committee Charter is included as Appendix A to this Definitive Proxy Statement. According to the Charter, the Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market and
Section 10A(m)(3) of the Securities Exchange, and each of whom shall not have participated in the preparation of the financial statements of the Company at any time during the past three years. The Audit Committee's purpose, duties and responsibilities under its charter include those specified in the listing standards of the Nasdaq Stock Exchange for audit committees.

      The Charter describes the primary functions of the Audit Committee as follows:

      o To appoint, evaluate and, as the Committee may deem appropriate, terminate and replace our independent registered public accounting firm;

      o To monitor the independence of our independent registered public accounting firm;

      o To determine the compensation to be paid to our independent registered public accounting firm;

      o To review with management and our independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

      o To review the experience and qualifications of the senior members of the independent registered public accounting firm team and the quality control procedures thereof. To review the experience and qualifications of our Company's senior finance executives;

      o To pre-approve all audit services and permitted non-audit services to be performed by our independent registered public accounting firm and to establish policies and procedures for the engagement of our independent registered public accounting firm to provide permitted non-audit services;

      o To conduct annual reviews and assessments of the adequacy of our Charter and the continued independence of the independent registered public accounting firm and recommend any proposed changes to the Board for approval;

      o To review all related-party transactions for potential conflict of interest situations and approve such related-party transactions;

      o To establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters; and

      o     To report to the Board on such matters.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      As of July 31, 2006, the Audit Committee of Alfacell's Board of Directors was composed of James J. Loughlin, Chairman, John P. Brancaccio and Paul M. Weiss, Ph.D., all of whom were non-employee directors. All members of the Audit Committee were independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards and Section 10A(m)(3) of the Exchange Act. Alfacell's Board of Directors has determined that Messrs. Loughlin and Brancaccio qualify as audit committee financial experts as defined by Item 401(h) of Regulation S-K.

      On November 9, 2003, the Board of Directors adopted a written Audit Committee charter, a copy of which is attached as Appendix A to this Definitive Proxy Statement. Such charter requires the Company to meet the rules and regulations of the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The members of the Audit Committee meet current audit committee requirements. Alfacell will endeavor to continue to meet all current audit committee requirements. The Audit Committee is charged with the responsibility of selecting and appointing the independent registered public accounting firm and has chosen to have the selection ratified by stockholders.

      Management is responsible for Alfacell's internal controls and the financial reporting process. Alfacell's independent registered public accounting firm is responsible for performing an independent audit of Alfacell's financial statements and management's assessment of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report on Alfacell's financial statements, internal control over financial reporting, and management's assessment of internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert, professional or special assurances as to our financial statements or any professional certification. The Audit Committee relies on the information provided and representations made to it by management, and also on the reports on our financial statements that it receives from our independent registered public accounting firm.

      In this context, the Audit Committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Management represented to the Audit Committee that Alfacell's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

      Alfacell's independent registered public accounting firm also provided and discussed with the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and discussed with the independent registered public accounting firm the firm's independence.

      Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the

Board of Directors that the audited financial statements be included in Alfacell's Annual Report on Form 10-K for the year ended July 31, 2006 filed with the Securities and Exchange Commission on October 16, 2006.

      In addition, the Audit Committee has approved the reappointment of J.H. Cohn LLP as our independent registered public accounting firm for fiscal year 2007, and has submitted the reappointment to the stockholders for ratification at this annual meeting. The Audit Committee pre-approved the terms of the audit services to be provided by our independent registered public accounting firm for fiscal year 2007.

      This report is respectfully submitted by the members of the Audit Committee of the Board.

                                            James J. Loughlin, Chairman
                                            John P. Brancaccio
                                            Paul M. Weiss, Ph.D.

                          COMMUNICATIONS WITH DIRECTORS

      Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Chairman of the Board, Alfacell Corporation, 225 Belleville Avenue, Bloomfield, New Jersey 07003. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the appropriate independent directors.

      The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors attended the annual meeting for fiscal year 2005.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the independent registered public accounting firm, J.H. Cohn LLP, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

Audit fees

      Audit fees billed to Alfacell by J.H. Cohn LLP for the audit of the financial statements, internal control over financial reporting, and management's assessment of internal control over financial reporting included in Alfacell's Annual Report on Form 10-K, audit of reviews of the financial statements included in Alfacell's Quarterly Reports on Form 10-Q, work related to Alfacell's registration statements and consultation on accounting topics for the years ended July 31, 2006 and July 31, 2005 totaled approximately $188,000 and $108,000 respectively.

Audit-related fees

      None.

Tax fees

      None.

All other fees

      None.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

      Name               Age                Current Position With Company              Officer Since (1)
-----------------       -----     -------------------------------------------------    -----------------

Kuslima Shogen            61      Chief Executive Officer and Chairman of the Board          1981

Robert D. Love(2)         56                   Chief Financial Officer                       2005

(1) Officers of Alfacell hold office until their successors are elected and qualified or until their earlier removal, death or resignation.

(2) Mr. Love will retire as the Company's Chief Financial Officer on December 31, 2006.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

      Set forth below is certain information regarding the executive officers of the Company who do not serve on the Board of Directors.

      Robert D. Love has over 25 years of domestic and international experience in the pharmaceutical industry. Mr. Love joined Alfacell as its Chief Financial Officer in May 2005. He has held senior-level positions in Finance, Corporate Development and Marketing with P&L responsibility at large, privately-held companies as well as major, publicly traded global pharmaceutical corporations. From 2003 to 2005, Mr. Love served as Senior Vice President, CFO and COO of TriGenesis Therapeutics, Inc., a start-up specialty pharmaceutical company that he co-founded. From 1998 through 2002, he served as both Senior Vice President in charge of Business Partnering and Senior Vice President, Finance and Acquisitions at Quintiles Transnational Corporation/Innovex, a leading pharmaceutical services organization. Prior to Innovex, Mr. Love was CFO at Mutual Pharmaceuticals/United Research Labs from 1995 to 1998. From 1976 through 1995, he held several senior management positions at SmithKline Beecham, including Vice President and Director, Strategic Product Development - Worldwide from 1993 to 1995, Vice President, CFO in the UK - one of the Company's largest ex-U.S. operations - from 1991 to 1993, and Director, Finance - North America from 1988 to 1991. Mr. Love began his career as an accountant at Coopers and Lybrand in 1972. He earned a B.A. in Accounting from Rutgers University and a M.B.A. with a concentration in Finance/Marketing from Villanova University. He is a Certified Public Accountant.

                           SUMMARY COMPENSATION TABLE

      The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended July 31, 2006, 2005 and 2004 with respect to the person serving as Alfacell's Chief Executive Officer during the year ended July 31, 2006, and Alfacell's only other executive officer (collectively, the "Named Officers").

                                                                                           Long-Term
                                                        Annual Compensation               Compensation
                                               --------------------------------------     ------------

                                                                         Other Annual       Securities          All Other
Name and Principal                                              Bonus    Compensation       Underlying        Compensation
Position                        Year           Salary ($)        ($)        ($)(1)          Options (#)           ($)(2)
----------------------          ----           ----------      -------   ------------       -----------       ------------
Kuslima Shogen                  2006           $215,000          --           --              250,000            $4,891
Chief Executive
Officer, Chairman of            2005           $207,002          --           --              250,000            $6,012
the Board of Directors
                                2004           $150,000(3)       --           --              300,000            $6,058

Robert D. Love                  2006           $180,000          --           --                   --            $2,908
Chief Financial Officer
                                2005           $ 13,846          --           --              400,000                --

----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed the lesser of $50,000 or 10% of the Named Officer's total annual salary and bonus.

(2)   Consists of Alfacell's annual contributions to a 401(k) plan.

(3) Unpaid gross salary of $80,780 for the fiscal year ended July 31, 2003 was paid during the fiscal year ended July 31, 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table contains information concerning the grant of stock options to the Named Officers during the fiscal year ended July 31, 2006:

                                              Individual Grants
                        -------------------------------------------------------------   Potential Realizable Value at
                         Number of        % of Total                                     Assumed Annual Rates of Stock
                         Securities         Options                                      Price Appreciation for Option
                         Underlying       Granted to       Exercise or                               Term (2)
                          Options        Employees in       Base Price     Expiration   ------------------------------
        Name            Granted (#)       Fiscal Year      ($/Share)(1)       Date          5%($)            10%($)
----------------------------------------------------------------------------------------------------------------------
Kuslima Shogen           250,000(3)          47.6%            $1.61         11/17/15      $ 253,130        $ 641,481

Robert D. Love              --                 --               --             --             --               --

----------
(1) The exercise price of these options was based on the closing price of our Common Stock on the date of grant.

(2) The amounts set forth in the two columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 5% and 10%.

(3) The options vest and become exercisable in accordance with the following schedule: 33,333 options vest one year from grant date, 33,333 options vest two years from grant date, 33,334 options vest three years from grant date and 150,000 options vest upon the filing of an NDA by the Company on or before March 31, 2007. If the Company does not file an NDA by March 31, 2007, these 150,000 options will be cancelled.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 2006 and unexercised options held as of July 31, 2006.

                                                               Number of Securities               Value of Unexercised
                                                              Underlying Unexercised              In-the-Money Options
                                                              Options at Year-End (#)               at Year-End ($)(2)
                            Shares                         -----------------------------     ------------------------------
                          Acquired on         Value
    Name                  Exercise (#)   Realized ($)(1)   Exercisable     Unexercisable     Exercisable      Unexercisable
--------------            -----------    ---------------   -----------     -------------     -----------      -------------
Kuslima Shogen            13,445          $ 14,521          758,000          433,000         $ 906,840        $ 659,340

Robert D. Love              None              None           50,000          350,000          $ 99,000        $ 693,000

----------
(1) Based on the fair market value of the purchased shares on the exercise date less the share exercise price paid.

(2) The fair market value of the Common Stock at the fiscal year end was based on the average of the high and low trade prices ($1.98) for the Common Stock obtained from the Nasdaq Capital Market on the last trading day of the fiscal year ended July 31, 2006.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended July 31, 2006, the members of the Board of Directors who served on the Compensation Committee were Messrs. Brancaccio, Conklin and Weiss. All such directors are independent directors and have never been officers of Alfacell. During the fiscal year ended July 31, 2006, no executive officer of Alfacell served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Alfacell.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Compensation Committee has overall responsibility for evaluating and approving the Company's executive officer compensation plans, policies and programs, including compensation of the Chief Executive Officer. During the fiscal year ended July 31, 2006 the Compensation Committee consisted of three independent directors. Our compensation program, both for our executive officers as well as for all employees, is based on the philosophy that the interests of our employees should be closely aligned with those of our stockholders. As with many other biotechnology companies, Alfacell's current level of development and the highly volatile nature of biotechnology stocks in general makes executive compensation, which is normally based on sales and earnings goals, or strictly based on stock performance, impracticable. In determining compensation, the Compensation Committee generally reviews the progress made by the individual officer in attaining his or her individual goals and the progress made by the Company in its drug development programs. In addition, the Compensation Committee keeps the Company's stock performance in mind when making compensation decisions. Finally, the Compensation Committee generally reviews and takes into account competitive factors regarding compensation. Our compensation program is based on the following principles:

      o Compensation opportunities should attract the best talent, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;

      o     A bonus  potential  which is tied directly to operating  objectives;
            and

      o A long-term incentive award generally in the form of stock option grants to increase ownership in the Company and encourage executives to manage from the perspective of owners of the Company.

Chief Executive Officer's Compensation

      The compensation paid in the fiscal year ended July 31, 2006, to the Company's Chief Executive Officer and the other executive officer named in the Summary Compensation Table above consisted of base salary and stock options. The compensation level for each of these executives in the fiscal year ended July 31, 2006, was based on the Compensation Committee's evaluation of a number of factors, including the executive's position and responsibilities, service and accomplishments and present and expected future value to the Company.

      This report is respectfully submitted by the members of the Compensation Committee of the Board.

                                                   John P. Brancaccio, Chairman
                                                   Donald R. Conklin
                                                   Paul M. Weiss, Ph.D.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

      The graph below summarizes the total cumulative return experienced by Alfacell's stockholders during the five-year period ended July 31, 2006, compared to the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 was invested in Alfacell Corporation Common Stock and in each index below on July 31, 2001 and that all cash dividends were reinvested. The table does not forecast performance of our common stock.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG ALFACELL CORPORATION, THE NASDAQ COMPOSITE INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                             Cumulative Total Return
                               -------------------------------------------------
                                 7/01     7/02    7/03     7/04    7/05     7/06

ALFACELL CORPORATION           100.00    38.95  153.49   767.44  246.51   232.56
NASDAQ COMPOSITE               100.00    67.67   85.86    95.83  110.84   109.27
NASDAQ PHARMACEUTICAL          100.00    63.79   96.67    90.77  109.88   109.45

      * $100 invested on 7/31/01 in stock or index-including reinvestment of dividends. Fiscal year ending July 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since July 31, 2005, the Company was a party to the following transactions in which the amount involved exceeded $60,000 and in which any executive officers, directors, holders of more than 5% of our capital stock and members of such persons immediate families had or will have a direct or indirect material interest.

      At fiscal  years  ended July 31,  2006 and 2005,  $170,870  and  $161,342, respectively were due from Kuslima Shogen, the Company's CEO, from which the Company earned 8% interest in the amount of approximately $9,500 on the unpaid principal balance for each of the fiscal years 2006 and 2005. This loan was made prior to July 30, 2002 and has not since been materially modified, thus it is not in violation of the Sarbanes-Oxley Act of 2002.

      On July 7, 2006, our board of directors unanimously approved the amendment of outstanding warrants to purchase 110,000 shares of our common stock at a purchase price of $1.50 per share held by Kuslima Shogen, our CEO, extending the expiration date of the warrants from July 7, 2006 to July 14, 2006, resulting in the expiration of the original warrants and the deemed grant of replacement warrants.

      On July 19, 2006, we completed a private placement pursuant to which we issued an aggregate of 6,457,172 shares of our restricted common stock to certain accredited investors for a per share purchase price of $1.75 or an aggregate purchase price of approximately $11.3 million. The investors also received warrants to purchase up to an additional 6,457,172 shares of our common stock. Knoll Capital Fund II Master Fund, Ltd. and Europa International, Inc. ("Europa"), which are part of a group of shareholders including Fred Knoll and Knoll Capital Management (the "Knoll Group") which beneficially owns greater than 5% of our capital stock, each purchased 214,286 shares of our common stock, and warrants to purchase 214,286 shares of our common stock in the private placement at the same price and on the same terms as the other investors in the private placement. The securities sold in the financing were subsequently registered on a Form S-3 in accordance with the terms of a registration rights agreement between the Company and the investors.

      Concurrent with the closing of the financing described above, we agreed to amend a warrant held by Knoll Capital Fund II (an affiliate of the Knoll Group) to purchase 592,500 shares of our common stock and a warrant held by Europa to purchase 592,500 shares of our common stock (collectively, the "Knoll Warrants"). The Knoll Warrants were amended to reduce the exercise price to $2.88 per share and to restrict the exercisability of the warrants so that they will not be exercisable until January 19, 2007. Otherwise, the terms of the Knoll Warrants remained unchanged.

      See also, "Summary Compensation Table" and "Option Grants in Last Fiscal Year" included elsewhere in this proxy statement.

         PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

      The Audit Committee selected our independent registered public accounting firm, reviewed the scope of the annual audit and pre-approved audit-related and other services to be performed by the independent registered public accounting firm. After evaluating their performance in fiscal 2006, the Audit Committee has selected J.H. Cohn LLP as our independent registered public accounting firm for our fiscal year 2007 ending July 31, 2007. You are requested to ratify the Audit Committee's appointment of J.H. Cohn LLP as independent registered public accounting firm for our fiscal 2007. A representative of J.H. Cohn LLP will be present at the Annual Meeting and will have the opportunity to make statements if he/she desires to do so. Such representative is also expected to be available to respond to appropriate questions from stockholders present at the meeting.

Board recommendation and stockholder vote required

      The Board of Directors recommends a vote FOR ratification of the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm for the year ending July 31, 2007 (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

      If the appointment is not ratified, the Audit Committee will select another independent registered public accounting firm. If the appointment is ratified, the Audit Committee reserves the right to appoint another independent registered public accounting firm.

                                 CODE OF ETHICS

      Alfacell has adopted a written Code of Business Conduct and Ethics ("Code of Ethics") that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller and to all its other employees. These standards are a guide to help ensure that all our employees live up to our high ethical standards. A copy of the Code of Ethics is maintained on our website at www.alfacell.com.

      We intend to post on our website, any amendment to or waiver from any provision in our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the Securities and Exchange Commission.

                                  ANNUAL REPORT

      Alfacell's 2006 Annual Report on Form 10-K for the fiscal year ended July 31, 2006, including audited financial statements, filed with the Securities and Exchange Commission on October 16, 2006, accompanies this proxy statement.

                             STOCKHOLDERS' PROPOSALS

      It is anticipated that Alfacell's fiscal year 2007 Annual Meeting of Stockholders will be held on or about January 31, 2008. In order for a stockholder to have a proposal included in the proxy statement for the fiscal year 2007 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act, and be received in writing by Alfacell's Secretary on or before 5:00 P.M. Eastern
Standard Time on August 24, 2007. Such a proposal will be considered at the fiscal year 2007 annual stockholders' meeting.

      In the event a stockholder does not meet the August 24, 2007 deadline, the stockholder can still give notice of a proposal to be presented at the fiscal year 2007 annual stockholders' meeting until November 7, 2007, however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the fiscal year 2007 annual stockholders' meeting if it complies with Rule 14a-8.

      Any proposal received after November 7, 2007 will be considered untimely within 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL

      The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Alfacell. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Alfacell without special compensation therefore. Alfacell expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Alfacell's Common Stock.

      Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card. Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                  By Order of the Board of Directors,


                                  /s/ Kuslima Shogen
                                  ------------------
                                  Kuslima Shogen
                                  Chief Executive Officer, Chairman of the Board

Dated: December 22, 2006

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

      Audit Committee (the "Committee") is appointed by and generally acts on behalf of the Board of Directors (the "Board") to assist the Board in monitoring
(1) the integrity of the financial statements of Alfacell Corporation (the "Company"), (2) the compliance by the Company with ethical policies and legal and regulatory requirements, (3) the appointment, compensation, qualifications, independence and performance of the Company's internal and external auditors,
(4) the performance of the Company's internal audit function and (5) the financial reporting process and systems of internal accounting and Internal Controls.

      The Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence requirements of the Nasdaq National Market and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and each of whom shall not have participated in the preparation of the financial statements of the Company at any time during the past three years.

      Under current Nasdaq rules, all directors on the Audit Committee must meet certain financial literacy requirements, and at least one member must have increased financial sophistication. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K of the Exchange Act is presumed to qualify as having increased financial sophistication. The Company will diligently work to attempt to ensure that the Committee meets these experience requirements at soon as reasonably possible.

      The Audit Committee shall have the authority to retain and obtain funding for special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
Audit Committee members receive no compensation other than for Board or Committee services.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

      1. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

      2. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements;

      3. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board;

      4. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Review the experience and qualifications of the Company's senior finance executives;

      5.    Approve the fees to be paid to the independent auditor;

      6. Evaluate together with the Board the performance of the independent auditor and, whether it is appropriate to rotate independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor;

      7. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account;

      8. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated;

      9. Pre-approve all audit services to be provided by the independent auditor;

      10. Pre-approve all permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services. Current guidelines are set forth on Exhibit A attached to this Charter;

      11.   Review  and   reassess   the   adequacy  of  this  Charter  and  the
            independence of the independent auditor annually and recommend any proposed changes to the Board for approval;

      12. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor;

      13. Review the annual audited financial statements and quarterly financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements;

      14. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

      15. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

      16. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

      17. Review the appointment and replacement of the senior internal auditing executive;

      18. Review the significant reports to management prepared by the internal auditing department and management's responses;

      19. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit;

      20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

      21. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

            (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

            (b) Any changes required in the planned scope of the internal audit; and

            (c) The internal audit department responsibilities, budget and staffing.

      22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

      23. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics;

      24. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions;

      25. Review all related-party transactions for potential conflict of interest situations and approve such related-party transactions;

      26. Establish policies for the hiring of employees and former employees of the independent auditor; and

      27. Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal accounting controls and auditing matters.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct and Ethics. Any responsibilities that the Audit Committee has the power to act upon, may be recommended to the Board to act upon.

                                                                       Exhibit A

                       Guidelines for the Retention of the
                   Independent Auditor for Non-Audit Services

Allowable Non-Audit Services

      o     Foreign statutory audits

      o     11K and ERISA audits

      o     Carve-out audits in connection with divestitures

      o     Tax compliance including preparation and filing returns

      o     Tax counseling

      o     Due diligence assistance in connection with M&A transactions

      o     Providing "comfort letters" in connection with securities offerings

      o     Litigation   support   involving   disputes   related  to  financial
            statements audited by the independent auditor

Unallowable Non-Audit Services

      o     Information Technology consulting services

      o     Human Resources consulting services

      o     Management consulting services

      o     Valuation services

      o     M&A transaction structuring services

                              ALFACELL CORPORATION
                                      PROXY
                                  COMMON STOCK

                        ANNUAL MEETING: JANUARY 31, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Kuslima Shogen and Paul Weiss, and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote as designated below and on the reverse side upon the following proposals, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Alfacell Corporation to be held at the Liberty International Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 on Wednesday, January 31, 2007 at 2:00 p.m. local time, or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of common stock of Alfacell to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated December 22, 2006 (receipt of which is hereby acknowledged).

      UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.

(Continued and to be dated and signed on the reverse side.)

                                                         ALFACELL CORPORATION
                                                         225 BELLEVILLE AVENUE
                                                         BLOOMFIELD, NJ 07003


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

1. To elect seven (7)    FOR all nominees     |_|   WITHHOLD AUTHORITY  |_|
   directors             listed below               for all nominees
                                                    listed below

                         FOR ALL EXCEPT        |_|
                         those nominees that
                         I have listed below

      Nominees: Kuslima Shogen, John P. Brancaccio, Stephen K. Carter, Donald R. Conklin, James J. Loughlin, David Sidransky and Paul M. Weiss. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


      Exceptions:_______________________________________________________________

2. To ratify the appointment of J.H. Cohn LLP as Alfacell's independent registered public accounting firm for the fiscal year ending July 31, 2007.

         FOR     |_|              AGAINST    |_|            ABSTAIN    |_|

3.    To transact  such other  business as may  properly  come before the Annual
      Meeting.

                                        PLEASE  CHECK  THIS BOX IF YOU EXPECT TO
                                        ATTEND THE ANNUAL MEETING IN PERSON. |_|
                                        (Please  sign exactly as name appears to
                                        the left, date and return. If shares are
                                        held by joint tenants, both should sign.
                                        When signing as an  attorney,  executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.)


                                        Please Date:  __________________________


                                        Sign Here:  ____________________________


                                        ________________________________________
                                          Additional Signature (if held jointly)

                  Votes must be indicated in Black or Blue ink.

                PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY


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